EXHIBIT 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, each of the undersigned parties hereby agrees to file jointly the statement on Schedule 13D (including any amendments thereto) with respect to the shares of common stock, no par value, Par Petroleum Corporation.

It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of information concerning such party contained therein, but such party is not responsible for the completeness and accuracy of information concerning another party unless such party knows or has reason to believe such information is inaccurate. It is understood and agreed that a copy of this agreement shall be attached as an exhibit to the statement on Schedule 13D, and any amendments thereto, filed on behalf of the parties hereto.

Date: September 10, 2012

WHITEBOX ADVISORS, LLC

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

WHITEBOX ASYMMETRIC ADVISORS, LLC
WHITEBOX MULTI-STRATEGY ADVISORS, LLC
WHITEBOX CREDIT ARBITRAGE ADVISORS, LLC
WHITEBOX CONCETNRATED CONVERTIBLE ARBITRAGE ADVISORS, LLC
PANDORA SELECT ADVISORS, LLC

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

WHITEBOX ASYMMETRIC PARTNERS, L.P.
WHITEBOX ASYMMETRIC OPPORTUNITIES FUND, L.P.
WHITEBOX ASYMMETRIC OPPORTUNITIES FUND, LTD.

By:	Whitebox Asymmetric Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.
WHITEBOX MULTI-STRATEGY FUND, L.P.
WHITEBOX MULTI-STRATEGY FUND, LTD.

By:	Whitebox Multi-Strategy Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

WHITEBOX CREDIT ARBITRAGE PARTNERS, L.P.
WHITEBOX CREDIT ARBITRAGE FUND, L.P.
WHITEBOX CREDIT ARBITRAGE FUND, LTD.

By:	Whitebox Credit Arbitrage Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE PARTNERS, L.P.
WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE FUND, L.P.
WHITEBOX CONCENTRATED CONVERTIBLE ARBITRAGE FUND, LTD.

By:	Whitebox Concentrated Convertible Arbitrage Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

PANDORA SELECT PARTNERS, L.P.

PANDORA SELECT FUND, L.P.

PANDORA SELECT FUND, LTD.

By:	Pandora Select Advisors, LLC
Investment Manager

By:	Whitebox Advisors, LLC
Managing Member

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

HFR RVA COMBINED MASTER TRUST

By:	Whitebox Advisors, LLC
Agent and Attorney-in-fact

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

IAM MINI-FUND 14 LIMITED

By:	Whitebox Advisors, LLC
Agent and Attorney-in-fact

By:	/s/ Jonathan D. Wood
Jonathan D. Wood
Chief Operating Officer

3